Exhibit 10.39

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Amended and Restated Credit Agreement (herein, the “Amendment”) is entered into as of March 23, 2017, by and among Envestnet, Inc., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower, as Guarantors, the Required Lenders party hereto, and Bank of Montreal, a Canadian chartered bank acting through its Chicago branch, as Administrative Agent (the “Administrative Agent”).

PRELIMINARY STATEMENTS

A.     The Borrower, the Guarantors, the Lenders and the Administrative Agent entered into an Amended and Restated Credit Agreement dated as of November 19, 2015 (the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement, as amended by this Amendment.

B.     The Borrower has requested that the Required Lenders make certain amendments to the Credit Agreement, and the Required Lenders are willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

1.1.   Clause (b) of the defined term “Adjusted EBITDA” appearing in Section 1.1 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

(b) (i) federal, state and local income taxes for such period and (ii) non-income tax expense adjustment for such period to the extent such adjustment is non-cash, plus

1.2.   Section 1.1 of the Credit Agreement shall be and hereby is amended by inserting new defined terms in their appropriate alphabetical order, each such defined term to read in its entirety as follows:

“Permitted Sales and Use Tax Obligations” means obligations of the Loan Parties and their Subsidiaries with respect to Sales and Use Taxes so long as (i) the aggregate amount of Sales and Uses Taxes does not exceed $15,000,000, (ii) the Borrower has made adequate reserves for such Taxes in accordance with GAAP, and (iii) no enforcement action has been taken against any Loan Party or Subsidiary in connection therewith, unless such actions are being contested in good faith and by appropriate proceedings which prevents enforcement of the matter.

“Sales and Use Taxes” means state and local non-income sales and use, business and operation, and other similar Taxes of the Loan Parties not yet paid by the Loan Parties and their Subsidiaries.

1.3.   Section 6.12 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

Section 6.12.     Taxes.  Except for returns in respect of Sales and Use Taxes, all Tax returns required to be filed by any Loan Party or any Subsidiary of a Loan Party in any jurisdiction have, in fact, been filed, and all Taxes upon any Loan Party or any Subsidiary of a Loan Party or upon any of their respective Property, income or franchises, which are shown to be due and payable in such returns, have been paid, except (a) the Sales and Use Taxes and (b) such Taxes, if any, as are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and as to which adequate reserves established in accordance with GAAP have been provided.  The Sales and Use Taxes continue to be Permitted Sales and Use Tax Obligations.  No Loan Party knows of any proposed additional Tax assessment against it or its Subsidiaries for which adequate provisions in accordance with GAAP have not been made on their accounts.  Adequate provisions in accordance with GAAP for Taxes on the books of each Loan Party and each of its Subsidiaries have been made for all open years, and for its current fiscal period.

1.4.   Section 8.3 of the Credit Agreement shall be amended and restated to read in its entirety as follows;

Section 8.3.     Taxes and Assessments.  Except for Sales and Use Taxes, each Loan Party shall duly pay and discharge, and shall cause each of its Subsidiaries to duly pay and discharge, all Taxes, rates, assessments, fees, and governmental charges upon or against it or its Property, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves are provided therefor.  The Loan Parties shall in good faith take such actions as shall be necessary to satisfy or discharge all Permitted Sales and Use Tax Obligations as promptly as practicable.

1.5.   Section 8.5(b) of the Credit Agreement shall be and hereby is amended by inserting the parenthetical “(or 150 days with respect to the fiscal year of the Borrower ending December 31, 2016)” immediately after the phrase “as soon as available, and in any event no later than 90 days after the last day of each fiscal year of the Borrower”.

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1.6.   Section 8.5(f) of the Credit Agreement shall be and hereby is amended by inserting the parenthetical “(or 90 days with respect to the fiscal year of the Borrower ending December 31, 2016)” immediately after the phrase “as soon as available, and in any event no later than 60 days after the end of each fiscal year of the Borrower”.  The amendment to Section 8.5(f) of the Credit Agreement shall be deemed effective as of February 28, 2017.

1.7.   Section 8.14(a) of the Credit Agreement shall be amended and restated to read in its entirety as follows:

Section 8.14.    Compliance with Laws.  (a) Each Loan Party shall, and shall cause each of its Subsidiaries to, comply in all respects with all Legal Requirements applicable to or pertaining to its Property or business operations, where any such non-compliance, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or result in a Lien upon any of its Property (other than Liens with respect to Permitted Sales and Use Tax Obligations).

1.8.   Schedule I to the Compliance Certificate attached to the Credit Agreement as Exhibit E shall be amended and restated in the form of Schedule I attached hereto.

SECTION 2.    CONDITIONS PRECEDENT.

This Amendment shall become effective as of the date first set forth above upon receipt by the Administrative Agent of signature pages from the Borrower, the other Loan Parties and the Required Lenders.

SECTION 3.    REPRESENTATIONS.

In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, each Loan Party hereby represents to the Administrative Agent and to the Lenders that as of the date hereof after giving effect to this Amendment (a)  each of the representations and warranties set forth in the Credit Agreement and in the other Loan Documents shall be and remain true and correct in all material respects (where not already qualified by materiality, otherwise in all respects), except to the extent the same expressly relate to an earlier date, in which case they shall be true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of such earlier date, and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

SECTION 4.    MISCELLANEOUS.

4.1.   The Loan Parties heretofore executed and delivered to the Administrative Agent the Collateral Documents.  The Loan Parties hereby acknowledge and agree that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Secured Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Administrative Agent thereunder, the obligations

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of the Loan Parties thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby.  Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

4.2.   Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.3.   The Borrower agrees to pay on demand all reasonable and documented costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable and documented fees and expenses of counsel for the Administrative Agent.

4.4.   This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

4.5.   This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

[SIGNATURE PAGE TO FOLLOW]

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This First Amendment to Amended and Restated Credit Agreement is entered into as of the date and year first above written.

“BORROWER”

ENVESTNET, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Chief Financial Officer

“GUARANTORS”

ENVESTNET PORTFOLIO SOLUTIONS, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

OBERON FINANCIAL TECHNOLOGY, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

TAMARAC INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

PRIMA CAPITAL HOLDING, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

[Signature Page to First Amendment]

PMC INTERNATIONAL, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

ENVESTNET ASSET MANAGEMENT, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

NETASSETMANAGEMENT, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

ENVESTNET INSTITUTE, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

PORTFOLIO MANAGEMENT CONSULTANTS, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

OLTIS SOFTWARE LLC

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

[Signature Page to First Amendment]

ENVESTNET FINANCIAL TECHNOLOGIES, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

YODLEE, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

WHEELHOUSE ANALYTICS, INC.

By	/s/ Peter D’Arrigo
Name Peter D’Arrigo
Title Vice President

[Signature Page to First Amendment]

Accepted and agreed to.

BANK OF MONTREAL, as Administrative Agent

By	/s/ Nicholas Buckingham
	Name	Nicholas Buckingham
	Title	Director

BMO HARRIS BANK N.A., as a Lender

By	/s/ Nicholas Buckingham
	Name	Nicholas Buckingham
	Title	Director

KEYBANK NATIONAL ASSOCIATION, as a Lender

By	/s/ David A. Wild
	Name	David A. Wild
	Title	Senior Vice President

CITIZENS BANK, N.A., as a Lender

By	/s/ Christopher J. DeLauro
	Name	Christopher J. DeLauro
	Title	Vice President

ASSOCIATED BANK, N.A., as a Lender

By	/s/ Keith M. Butala
	Name	Keith M. Butala
	Title	VP

[Signature Page to First Amendment]

SILICON VALLEY BANK, as a Lender

By	/s/ Heather LaFreniere
	Name	Heather LaFreniere
	Title	Director

REGIONS BANK, as a Lender

By
Name
Title

BANK OF THE WEST, as a Lender

By	/s/ Ole Koppang
	Name	Ole Koppang
	Title	Director

FIFTH THIRD BANK, as a Lender

By	/s/ Steven Pesce
	Name	Steven Pesce
	Title	Officer

RAYMOND JAMES BANK, N.A., as a Lender

By	/s/ Daniel Gendron
	Name	Daniel Gendron
	Title	Vice President

[Signature Page to First Amendment]

MUFG UNION BANK, N.A., as a Lender

By	/s/ Lillian Kim
	Name	Lillian Kim
	Title	Director

THE NORTHERN TRUST COMPANY, as a Lender

By	/s/ Robert A. Clark
	Name	Robert A. Clark
	Title	Vice President

FIRST BANK, as a Lender

By	/s/ Phillip M. Lykens
	Name	Phillip M. Lykens
	Title	SVP

STIFEL BANK & TRUST, as a Lender

By
Name
Title

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Lender

By
Name
Title

[Signature Page to First Amendment]

BANK OF EAST ASIA, LIMITED, NEW YORK
BRANCH, as a Lender

By
Name
Title

[Signature Page to First Amendment]

SCHEDULE I

TO COMPLIANCE CERTIFICATE

ENVESTNET, INC.

COMPLIANCE CALCULATIONS

FOR AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015

CALCULATIONS AS OF              ,

A.	Senior Leverage Ratio (Section 8.23(a))

1.	Total Funded Debt	$

2.	Subordinated Debt

3.	Line A1 minus A2 (Senior Funded Debt)

4.	Net Income for the four fiscal quarters then ended

5.	Interest Expense for the four fiscal quarters then ended

6.	Income taxes for the four fiscal quarters then ended

7.	Non-income tax expense adjustment for such period to the extent such adjustment is non-cash

8.	Depreciation and Amortization Expense for four fiscal quarters then ended

9.

Non-cash compensation expense, or other non-cash expenses or charges, arising from the sale of stock, the granting of stock options, the granting of stock appreciation rights and similar arrangements for the four fiscal quarters then ended (minus the amount of any such expenses or charges when paid in cash to the extent not deducted in the computation of Net Income)

10.

Fees, costs and expenses actually incurred in connection with (A) Permitted Acquisitions, the Yodlee Merger, and Acquisitions consummated prior to the date hereof, (B) financing activity (including the issuance of Indebtedness and equity permitted hereunder), and (C) the formation and structuring of ERS for the four fiscal quarters then ended

11.	Charges arising out of restructuring, consolidation, severance or discontinuance of any portion of operations, employees and/or management of any Person for the four fiscal quarters then ended

12.	Non-recurring costs and expenses relating to litigation, contract settlement charges, bad-debt charge-offs for the four fiscal quarters then ended

13.	Non-cash losses on investments (minus non-cash gains on investments) for the four fiscal quarters then ended

14.	Non-cash losses resulting from adjustments to contingent consideration (minus non-cash gains resulting from adjustments to contingent considerations) for the four fiscal quarters then ended

15.	Pre-tax losses attributable to non-controlling interest for the four fiscal quarters then ended

16.	Deferred revenue fair value adjustment for the four fiscal quarters then ended

17.	Re-audit related expenses during such period related to circumstances that existed prior to the Closing Date

18.	Consolidated Adjusted EBITDA of Yodlee as determined consistent with the definition of Adjusted EBITDA,

19.

Cost savings, operating expense reductions and synergies related to the Yodlee Merger and future acquisitions that are reasonably identifiable and factually supportable and projected by the Borrower in good faith to result from actions that have been taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Borrower) within twelve months after the Closing Date

20.

Cost savings, operating expense reductions and synergies related to mergers and other business combinations, acquisitions, divestitures, restructurings, cost savings initiatives and other similar initiatives consummated after the Closing Date that are reasonably identifiable and factually supportable and projected by the Borrower in good faith to result from actions that have been taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Borrower) within twelve months after a merger or other business combination, acquisition or divestiture is consummated or after the announcement or implementation of any other restructuring, cost savings initiative or other initiative

21.	100% of the increase in Deferred Revenue (or minus 100% of any such decrease).

22.	Sum of Lines A4 through A21, both inclusive (“Adjusted EBITDA”)

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23.	Ratio of Line A3 to A22	:1.0

24.	Line A23 ratio must not exceed	2.25:1.0

25.	The Borrower is in compliance (circle yes or no)	yes/no

B.	Total Leverage Ratio (Section 8.23(b))

1.	Total Funded Debt (Line A1 above)	$

2.	Adjusted EBITDA (Line A22 above)	$

3.	Ratio of Line B1 to B2	:1.0

4.	Line B3 ratio must not exceed	:1.0

5.	The Borrower is in compliance (circle yes or no)	yes/no

C.	Interest Coverage Ratio (Section 8.23(c))

1.	Adjusted EBITDA (Line A22 above)	$

2.	Interest Expense paid in cash for the four fiscal quarters then ended	$

3.	Ratio of Line C1 to Line C2	:1.0

4.	Line C3 ratio must not be less than	4.0:1.0

5.	The Borrower is in compliance (circle yes or no)	yes/no

D.	Minimum Adjusted EBITDA (Section 8.23(d))

1.	Adjusted EBITDA (Line A22 above)	$

2.	Minimum permitted amount	$50,000,000

3.	The Borrower is in compliance (circle yes or no)	yes/no

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